EXHIBIT 99.5

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

                              % Loss of "BB" class Princ
                                                            -----------------------------------------------------------------
                                                                                   Libor forward +200
TRIGGERS FAIL
% Writedown                                                                   100%
                                                                                   Prepay Ramp
-----------------------------------------------------------------------------------------------------------------------------
                                     1% cum loss                             0.00%

                                     2% cum loss                             0.00%
S&P Loss Ramp
                                     3% cum loss                             0.00%

                                     4% cum loss                             0.00%
-----------------------------------------------------------------------------------------------------------------------------

                              % Loss of "BB" class Princ

                                                            -----------------------------------------------------------------
TRIGGERS PASS
% Writedown
-----------------------------------------------------------------------------------------------------------------------------
                                     1% cum loss                             0.00%

                                     2% cum loss                             0.00%
S&P Loss Ramp
                                     3% cum loss                             0.00%

                                     4% cum loss                             0.00%
                                                            -----------------------------------------------------------------

                              Breakeven Runs

                                                            -----------------------------------------------------------------
TRIGGERS FAIL
100% LS - 12m lag                                                            100%
-----------------------------------------------------------------------------------------------------------------------------
                                              1st $ Loss CDR                 1.92

                                     Cumulative Loss to Pool                 4.40

                                                         WAL                11.07

                                        Period of 1st $ Loss                   33

                                                Princ Window            117 - 160

                                           Gap in Princ(Y/N)                    N
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------      -------------------      --------------------------------
Month     ARM 2/28   Other ARMS     Fixed             Month    % Loss           Month   1m LR       6m LR
----------------------------------------------      -------------------      --------------------------------
        1    7.25         7.25          4                 1          4             1     3.03000     3.38000         12m lag
        2    8.5          8.17        6.27                6       5.75             2     3.09620     3.47660         100% severity
        3    9.75         9.1         8.55               12       6.25             3     3.26970     3.60160
        4   11.06        10.08        10.82              18         13             4     3.42160     3.69990
        5   13.02        11.65        13.09              24      10.25             5     3.56410     3.78840
        6   16.32        14.37        15.36              30         10             6     3.62300     3.85910
        7   18.16        15.79        17.64              36        9.5             7     3.73210     3.92140
        8   20.05        17.24        19.91              42          9             8     3.83630     3.97640
        9   23.16        19.72        22.18              48          9             9     3.85310     4.02420
       10   25.05        21.15        24.45              54       7.75            10     3.93850     4.06800
       11   30.15        25.28        26.73              60       5.75            11     3.99630     4.10680
       12    32.5        27.07         29                66        5.5            12     3.98840     4.14310
       13   33.79        27.99         29                72       4.25            13     4.05440     4.18020
       14   34.22         28.2         29           -------------------           14     4.11500     4.21420
       15   34.92        28.55         29           Total          100            15     4.10930     4.24450
       16   35.06        28.75         29                                         16     4.16150     4.27530
       17   34.19        28.94         29                                         17     4.21180     4.30450
       18   37.49        29.14         29                                         18     4.20830     4.32850
       19     40           30          29                                         19     4.25420     4.34900
       20     55           30          29                                         20     4.29580     4.36650
       21     55           30          29                                         21     4.29080     4.38220
       22     55           30          29                                         22     4.33140     4.39480
       23     55         30.93         29                                         23     4.36300     4.40550
       24     55           33          29                                         24     4.32790     4.41520
       25     55           40          29                                         25     4.35740     4.42690
       26     55           40          29                                         26     4.38560     4.43800
       27     55           40          29                                         27     4.36540     4.44750
       28     55           40          29                                         28     4.39270     4.46080
       29     55           40          29                                         29     4.41580     4.47350
       30     55           55          29                                         30     4.39740     4.48410
       31     35           55          29                                         31     4.42180     4.49550
       32     35           55          29                                         32     4.44340     4.50560
       33     35           55          29                                         33     4.44310     4.51540
       34     35           55          29                                         34     4.46670     4.52440
       35     35           55          29                                         35     4.48260     4.53290
       36     35           55          29                                         36     4.46340     4.54170
       37     35           55          29                                         37     4.48250     4.55270
       38     35           55          29                                         38     4.49960     4.56400
       39     35           55          29                                         39     4.49670     4.57470
       40     35           55          29                                         40     4.51590     4.58870
       41     35           35          29                                         41     4.53130     4.60250
       42     35           35          29                                         42     4.52960     4.61400
       43     35           35          29                                         43     4.54780     4.62500
       44     35           35          29                                         44     4.56480     4.63520
       45     35           35          29                                         45     4.57770     4.64510
       46     35           35          29                                         46     4.59610     4.63990
----------------------------------------------                                    47     4.60610     4.63160
                                                                                  48     4.59310     4.62490
                                                                                  49     4.60820     4.62170
                                                                                  50     4.62160     4.62400

                                                                                  51     4.54750     4.62720
                                                                                  52     4.54850     4.64630
                                                                                  53     4.56120     4.66770
                                                                                  54     4.57550     4.68750
                                                                                  55     4.61940     4.70870
                                                                                  56     4.64360     4.72100
                                                                                  57     4.65840     4.73090
                                                                                  58     4.67280     4.74000
                                                                                  59     4.68550     4.74940
                                                                                  60     4.69770     4.75920
                                                                                  61     4.69250     4.76860
                                                                                  62     4.70020     4.78440
                                                                                  63     4.71290     4.80140
                                                                                  64     4.72640     4.81920
                                                                                  65     4.73990     4.83710
                                                                                  66     4.75480     4.85330
                                                                                  67     4.78380     4.87070
                                                                                  68     4.80190     4.88140
                                                                                  69     4.81630     4.89070
                                                                                  70     4.83050     4.89920
                                                                                  71     4.84280     4.90790
                                                                                  72     4.85470     4.91730
                                                                                  73     4.84770     4.92560
                                                                                  74     4.85480     4.93590
                                                                                  75     4.86730     4.94610
                                                                                  76     4.88070     4.95680
                                                                                  77     4.89390     4.96730
                                                                                  78     4.90520     4.97670
                                                                                  79     4.90720     4.98690
                                                                                  80     4.91610     4.99350
                                                                                  81     4.92900     4.99950
                                                                                  82     4.94190     5.00480
                                                                                  83     4.95350     5.01030
                                                                                  84     4.96300     5.01630
                                                                                  85     4.94700     5.02160
                                                                                  86     4.95030     5.03210
                                                                                  87     4.96140     5.04340
                                                                                  88     4.97340     5.05530
                                                                                  89     4.98530     5.06720
                                                                                  90     4.99640     5.07730
                                                                                  91     5.00730     5.08880
                                                                                  92     5.01830     5.09550
                                                                                  93     5.03030     5.10140
                                                                                  94     5.04210     5.10650
                                                                                  95     5.05220     5.11180
                                                                                  96     5.06140     5.11810
                                                                                  97     5.04770     5.12370
                                                                                  98     5.05130     5.13720
                                                                                  99     5.06150     5.15210
                                                                                 100     5.07280     5.16790
                                                                                 101     5.08390     5.18370
                                                                                 102     5.09670     5.19780

                                                                                 103     5.12490     5.21290
                                                                                 104     5.14100     5.22040
                                                                                 105     5.15290     5.22620
                                                                                 106     5.16450     5.23110
                                                                                 107     5.17430     5.23640
                                                                                 108     5.18330     5.24260
                                                                                 109     5.16980     5.24770
                                                                                 110     5.17330     5.25740
                                                                                 111     5.18330     5.26760
                                                                                 112     5.19440     5.27860
                                                                                 113     5.20530     5.28940
                                                                                 114     5.21550     5.29840
                                                                                 115     5.22520     5.30800
                                                                                 116     5.23510     5.30630
                                                                                 117     5.24620     5.30150
                                                                                 118     5.25700     5.29570
                                                                                 119     5.26590     5.28990
                                                                                 120     5.26930     5.28580
                                                                                 121     5.21630     5.28030
                                                                                 122     5.20610     5.28380
                                                                                 123     5.21420     5.28930
                                                                                 124     5.22370     5.29540
                                                                                 125     5.23290     5.30130
                                                                                 126     5.23990     5.30610
                                                                                 127     5.23540     5.31240
                                                                                 128     5.23970     5.31980
                                                                                 129     5.24870     5.32860
                                                                                 130     5.25770     5.33660
                                                                                 131     5.26560     5.34510
                                                                                 132     5.27480     5.35410
                                                                                 133     5.28070     5.36230
                                                                                 134     5.28910     5.37320
                                                                                 135     5.29740     5.38370
                                                                                 136     5.30660     5.39520
                                                                                 137     5.31560     5.40640
                                                                                 138     5.32500     5.41600
                                                                                 139     5.34240     5.42610
                                                                                 140     5.35340     5.42490
                                                                                 141     5.36280     5.42080
                                                                                 142     5.37190     5.41570
                                                                                 143     5.37910     5.41070
                                                                                 144     5.38210     5.40740
                                                                                 145     5.33670     5.40280
                                                                                 146     5.32810     5.40790
                                                                                 147     5.33490     5.41480
                                                                                 148     5.34320     5.42260
                                                                                 149     5.35120     5.43010
                                                                                 150     5.35830     5.43600
                                                                                 151     5.36400     5.44320
                                                                                 152     5.37070     5.44530
                                                                                 153     5.37890     5.44660
                                                                                 154     5.38680     5.44700

                                                                                 155     5.39310     5.44770
                                                                                 156     5.39830     5.44980
                                                                                 157     5.37770     5.45090
                                                                                 158     5.37670     5.46020
                                                                                 159     5.38320     5.47080
                                                                                 160     5.39090     5.48250
                                                                                 161     5.39840     5.49390
                                                                                 162     5.40730     5.50370
                                                                                 163     5.42990     5.51440
                                                                                 164     5.44150     5.51650
                                                                                 165     5.44960     5.51680
                                                                                 166     5.45730     5.51610
                                                                                 167     5.46320     5.51570
                                                                                 168     5.46780     5.51670
                                                                                 169     5.44370     5.51570
                                                                                 170     5.44140     5.51470
                                                                                 171     5.44760     5.51290
                                                                                 172     5.45500     5.51170
                                                                                 173     5.46200     5.51000
                                                                                 174     5.46400     5.50720
                                                                                 175     5.43660     5.50510
                                                                                 176     5.43220     5.49660
                                                                                 177     5.43870     5.48670
                                                                                 178     5.44520     5.47590
                                                                                 179     5.45040     5.46510
                                                                                 180     5.44890     5.45560
                                                                                 181     5.38820     5.44490
                                                                                 182     5.37320     5.44070
                                                                                 183     5.37740     5.43740
                                                                                 184     5.38310     5.43490
                                                                                 185     5.38840     5.43190
                                                                                 186     5.38900     5.42750
                                                                                 187     5.36130     5.42440
                                                                                 188     5.35580     5.41790
                                                                                 189     5.36070     5.41100
                                                                                 190     5.36560     5.40330
                                                                                 191     5.36890     5.39570
                                                                                 192     5.36860     5.38990
                                                                                 193     5.32500     5.38310
                                                                                 194     5.31440     5.38630
                                                                                 195     5.31760     5.39150
                                                                                 196     5.32210     5.39770
                                                                                 197     5.32630     5.40350
                                                                                 198     5.33090     5.40790
                                                                                 199     5.34160     5.41340
                                                                                 200     5.34720     5.41250
                                                                                 201     5.35190     5.41040
                                                                                 202     5.35620     5.40740
                                                                                 203     5.35890     5.40480
                                                                                 204     5.36080     5.40360
                                                                                 205     5.33770     5.40140
                                                                                 206     5.33350     5.40770

                                                                                 207     5.33660     5.41540
                                                                                 208     5.34080     5.42410
                                                                                 209     5.34480     5.43250
                                                                                 210     5.35050     5.43950
                                                                                 211     5.37210     5.44730
                                                                                 212     5.38100     5.44770
                                                                                 213     5.38570     5.44660
                                                                                 214     5.38980     5.44460
                                                                                 215     5.39240     5.44290
                                                                                 216     5.39470     5.44260
                                                                                 217     5.37580     5.44090
                                                                                 218     5.37290     5.44300
                                                                                 219     5.37600     5.44520
                                                                                 220     5.38010     5.44820
                                                                                 221     5.38390     5.45090
                                                                                 222     5.38660     5.45270
                                                                                 223     5.38610     5.45550
                                                                                 224     5.38790     5.45600
                                                                                 225     5.39200     5.45670
                                                                                 226     5.39570     5.45670
                                                                                 227     5.39850     5.45690
                                                                                 228     5.40120     5.45800
                                                                                 229     5.39070     5.45790
                                                                                 230     5.39040     5.45920
                                                                                 231     5.39340     5.45980
                                                                                 232     5.39730     5.46120
                                                                                 233     5.40080     5.46230
                                                                                 234     5.40260     5.46190
                                                                                 235     5.39620     5.46190
                                                                                 236     5.39610     5.45130
                                                                                 237     5.39980     5.43780
                                                                                 238     5.40320     5.42350
                                                                                 239     5.40500     5.40920
                                                                                 240     5.40070     5.39710
                                                                                 241     5.33530     5.38320
                                                                                 242     5.31680     5.37740
                                                                                 243     5.31820     5.37310
                                                                                 244     5.32110     5.36950
                                                                                 245     5.32360     5.36550
                                                                                 246     5.32230     5.36020
                                                                                 247     5.29910     5.35580
                                                                                 248     5.29310     5.34560
                                                                                 249     5.29550     5.33410
                                                                                 250     5.29770     5.32190
                                                                                 251     5.29850     5.30960
                                                                                 252     5.29470     5.29950
                                                                                 253     5.24070     5.28800
                                                                                 254     5.22520     5.28570
                                                                                 255     5.22580     5.28530
                                                                                 256     5.22770     5.28580
                                                                                 257     5.22930     5.28580
                                                                                 258     5.22970     5.28470


                                                                                 259     5.22540     5.28430
                                                                                 260     5.22470     5.27740
                                                                                 261     5.22650     5.26920
                                                                                 262     5.22810     5.26030
                                                                                 263     5.22830     5.25140
                                                                                 264     5.22570     5.24430
                                                                                 265     5.18670     5.23560
                                                                                 266     5.17560     5.23220
                                                                                 267     5.17590     5.22940
                                                                                 268     5.17730     5.22740
                                                                                 269     5.17840     5.22490
                                                                                 270     5.17720     5.22170
                                                                                 271     5.16470     5.21970
                                                                                 272     5.16100     5.21750
                                                                                 273     5.16210     5.21600
                                                                                 274     5.16310     5.21380
                                                                                 275     5.16320     5.21200
                                                                                 276     5.16350     5.21100
                                                                                 277     5.15310     5.20920
                                                                                 278     5.15080     5.21230
                                                                                 279     5.15120     5.21580
                                                                                 280     5.15240     5.22010
                                                                                 281     5.15330     5.22420
                                                                                 282     5.15540     5.22700
                                                                                 283     5.16900     5.23050
                                                                                 284     5.17340     5.22680
                                                                                 285     5.17480     5.22160
                                                                                 286     5.17580     5.21570
                                                                                 287     5.17550     5.20990
                                                                                 288     5.17420     5.20580
                                                                                 289     5.14890     5.20070
                                                                                 290     5.14190     5.20370
                                                                                 291     5.14190     5.20820
                                                                                 292     5.14300     5.21360
                                                                                 293     5.14380     5.21870
                                                                                 294     5.14640     5.22260
                                                                                 295     5.16470     5.22710
                                                                                 296     5.17040     5.22420
                                                                                 297     5.17180     5.21980
                                                                                 298     5.17270     5.21450
                                                                                 299     5.17230     5.20950
                                                                                 300     5.17130     5.20600
                                                                                 301     5.17130     5.20600
                                                                                 302     5.17130     5.20600
                                                                                 303     5.17130     5.20600
                                                                                 304     5.17130     5.20600
                                                                                 305     5.17130     5.20600
                                                                                 306     5.17130     5.20600
                                                                                 307     5.17130     5.20600
                                                                                 308     5.17130     5.20600
                                                                                 309     5.17130     5.20600
                                                                                 310     5.17130     5.20600

                                                                                 311     5.17130     5.20600
                                                                                 312     5.17130     5.20600
                                                                                 313     5.17130     5.20600
                                                                                 314     5.17130     5.20600
                                                                                 315     5.17130     5.20600
                                                                                 316     5.17130     5.20600
                                                                                 317     5.17130     5.20600
                                                                                 318     5.17130     5.20600
                                                                                 319     5.17130     5.20600
                                                                                 320     5.17130     5.20600
                                                                                 321     5.17130     5.20600
                                                                                 322     5.17130     5.20600
                                                                                 323     5.17130     5.20600
                                                                                 324     5.17130     5.20600
                                                                                 325     5.17130     5.20600
                                                                                 326     5.17130     5.20600
                                                                                 327     5.17130     5.20600
                                                                                 328     5.17130     5.20600
                                                                                 329     5.17130     5.20600
                                                                                 330     5.17130     5.20600
                                                                                 331     5.17130     5.20600
                                                                                 332     5.17130     5.20600
                                                                                 333     5.17130     5.20600
                                                                                 334     5.17130     5.20600
                                                                                 335     5.17130     5.20600
                                                                                 336     5.17130     5.20600
                                                                                 337     5.17130     5.20600
                                                                                 338     5.17130     5.20600
                                                                                 339     5.17130     5.20600
                                                                                 340     5.17130     5.20600
                                                                                 341     5.17130     5.20600
                                                                                 342     5.17130     5.20600
                                                                                 343     5.17130     5.20600
                                                                                 344     5.17130     5.20600
                                                                                 345     5.17130     5.20600
                                                                                 346     5.17130     5.20600
                                                                                 347     5.17130     5.20600
                                                                                 348     5.17130     5.20600
                                                                                 349     5.17130     5.20600
                                                                                 350     5.17130     5.20600
                                                                                 351     5.17130     5.20600
                                                                                 352     5.17130     5.20600
                                                                                 353     5.17130     5.20600
                                                                                 354     5.17130     5.20600
                                                                                 355     5.17130     5.20600
                                                                                 356     5.17130     5.20600
                                                                                 357     5.17130     5.20600
                                                                                 358     5.17130     5.20600
                                                                                 359     5.17130     5.20600
                                                                                 360     5.17130     5.20600
                                                                                 361     5.17130     5.20600
                                                                             --------------------------------